UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023 (March 14, 2023)

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 20, 2023, Inpixon (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on March 14, 2023 it had completed its previously announced spin-off of CXApp Holding Corp. (“Legacy CXApp”) and the combination of Legacy CXApp and CXApp Inc. (formerly known as KINS Technology Group Inc., “New CXApp”).

This Current Report on Form 8-K/A amends the Original Form 8-K to include the audited combined carve-out balance sheets of Design Reactor, Inc., a California corporation and a wholly owned subsidiary of Legacy CXApp (“Design Reactor”), as of December 31, 2022 and 2021, and the related combined carved-out statements of operations, changes in parent company net investment and cash flows for the years ended December 31, 2022 and 2021 that were not included in the Original Form 8-K. The disclosure included in the Original Form 8-K otherwise remains unchanged.

Item 2.02 Results of Operations and Financial Condition.

To the extent required by Item 2.02 of Form 8-K, the disclosure set forth in Item 8.01 below of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 8.01 Other Events.

The audited combined carve-out balance sheets of Design Reactor, Inc., a California corporation and a wholly owned subsidiary of Legacy CXApp (“Design Reactor”), as of December 31, 2022 and 2021, and the related combined carved-out statements of operations, changes in parent company net investment and cash flows for the years ended December 31, 2022 and 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Marcum LLP.
99.1	Audited combined carve-out balance sheets of Design Reactor as of December 31, 2022 and 2021, and the related combined carved-out statements of operations, changes in parent company net investment and cash flows for the years ended December 31, 2022 and 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: March 20, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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